EXHIBIT 10.3

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                        INSURANCE AND INDEMNITY AGREEMENT

                                      among

                       FINANCIAL SECURITY ASSURANCE INC.,

               PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION

                                       and

                             THE EMERGENT COMPANIES
                               (as defined herein)

                            Dated as of March 1, 1996

                     Emergent Auto Receivables Trust 1996-A
               6.55% Auto Receivables Backed Certificates, Class A
                                   $14,496,000

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                                TABLE OF CONTENTS


                                                                           Page
                                                                           ----
ARTICLE I       DEFINITIONS.................................................  2

      Section 1.01.  Definitions............................................  2

ARTICLE II      REPRESENTATIONS, WARRANTIES AND COVENANTS...................  2

      Section 2.01.  Representations and Warranties of each
                     Emergent Company.......................................  2
      Section 2.02.  Representations and Warranties of the
                     Depositor..............................................  8
      Section 2.03.  Affirmative Covenants of each Emergent
                     Company................................................ 12
      Section 2.04.  Affirmative Covenants of the Depositor................. 19
      Section 2.05.  Negative Covenants of each Emergent Company............ 20
      Section 2.06.  Negative Covenants of the Depositor.................... 23

ARTICLE III     THE POLICY; REIMBURSEMENT; INDEMNIFICATION.................. 24

      Section 3.01.  Issuance of the Policy................................. 24
      Section 3.02.  Payment of Fees and Premium............................ 24
      Section 3.03.  Reimbursement Obligation............................... 25
      Section 3.04.  Certain Obligations Not Recourse to Emergent;
                     Recourse to Trust Property............................. 27
      Section 3.05.  Indemnification........................................ 27
      Section 3.06.  Subrogation............................................ 31

ARTICLE IV      FURTHER AGREEMENTS.......................................... 31

      Section 4.01.  Effective Date; Term of Agreement...................... 31
      Section 4.02.  Obligation Absolute.................................... 31
      Section 4.03.  Assignments; Reinsurance; Third-Party
                     Rights................................................. 33
      Section 4.04.  Liability of Financial Security........................ 34

ARTICLE V       EVENTS OF DEFAULT; REMEDIES................................. 34

      Section 5.01.  Events of Default...................................... 34
      Section 5.02.  Remedies; Waivers...................................... 36

ARTICLE VI      MISCELLANEOUS .............................................. 38

      Section 6.01.  Amendments, etc........................................ 38
      Section 6.02.  Notices................................................ 38
      Section 6.03.  Payment Procedure...................................... 39
      Section 6.04.  Severability........................................... 39
      Section 6.05.  Governing Law.......................................... 39
      Section 6.06.  Consent to Jurisdiction................................ 40
      Section 6.07.  Consent of Financial Security.......................... 40
      Section 6.08.  Counterparts........................................... 41



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      Section 6.09.  Trial by Jury Waived................................... 41
      Section 6.10.  Limited Liability...................................... 41
      Section 6.11.  Entire Agreement....................................... 41


Appendix I      Definitions ................................................

Appendix A      Opinions of Counsel.........................................

Annex I         Form of Financial Guaranty Insurance Policy.................

Appendix II     Conditions Precedent to Issuance of Policy..................



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                        INSURANCE AND INDEMNITY AGREEMENT

     INSURANCE AND INDEMNITY AGREEMENT dated as of March 1, 1996, by and among FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"), Prudential Securities Secured Financing Corporation (the "Depositor"), Emergent Auto Holdings Corp. (the "Seller"), Emergent Group, Inc. ("Emergent Parent," and in its capacity as servicer, the "Servicer"), The Loan Pro$, Inc. ("Loan Pro$") and Premier Financial Services, Inc. ("Premier") (the Seller, Emergent Parent, Loan Pro$ and Premier, collectively, the "Emergent Companies").

                             INTRODUCTORY STATEMENTS

     1. The Seller proposes to acquire the Receivables and certain other property from Loan Pro$ and Premier and simultaneously to sell to the Depositor all of its right, title and interest in and to the Receivables and such other property pursuant to the Unaffiliated Seller's Agreement.

     2. the Depositor proposes to acquire the Receivables and certain other property from the Seller and simultaneously to sell to the Trust all of its right, title and interest in and to the Receivables and such other property pursuant to the Pooling and Servicing Agreement.

     3. The Securities will represent fractional undivided interests in the Trust. The Seller has requested that Financial Security issue a financial guaranty insurance policy guarantying certain distributions of the principal of and interest on the Securities (including any such distributions subsequently avoided as a preference under applicable bankruptcy law) upon the terms and subject to the conditions provided herein.

     4. Emergent Parent and the Seller may in the future enter into one or more pooling and servicing agreements or sale and servicing agreements with a trust pursuant to which the Seller will sell all of its right, title and interest in and to receivables and other trust property and in connection therewith Financial Security may in the future issue additional policies with respect to certain guaranteed distributions on the corresponding securities issued by the trust.

     5. The parties hereto desire to specify the terms of payment of premium in respect of the Policy, the indemnity and reimbursement to be provided to Financial Security in respect of certain amounts paid by Financial Security and certain other matters.


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     In  consideration of the premises and of the agreements  herein  contained,
Financial Security, the Emergent Companies and the Depositor hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01. Definitions. All terms defined in the Pooling and Servicing Agreement or in the Spread Account Agreement shall have the same meanings in this Insurance Agreement. Unless otherwise specified, if a word or phrase defined in the Pooling and Servicing Agreement or in the Spread Account Agreement can be applied with respect to one or more Series, such a word or phrase shall be used herein as applied to Series 1996-A. In addition, capitalized terms used herein shall have the meanings provided in Appendix I hereto unless the context otherwise requires.

                                   ARTICLE II

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 2.01. Representations and Warranties of each Emergent Company. Each Emergent Company, jointly and severally, represents, warrants and covenants, as of the date hereof and as of the Date of Issuance, as follows:

          (a) Due Organization and Qualification. Each Emergent Company is a corporation, duly organized, validly existing and in good standing under the laws of the state of its incorporation. Each Emergent Company is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents, in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Receivable unenforceable in any respect or would otherwise have a material adverse effect upon the Transaction.

          (b) Power and Authority. Each Emergent Company has all necessary corporate power and authority to conduct its business as currently conducted and as described in the Offering Document, to execute, deliver and perform its obligations under the Transaction Documents to which it is a party and to consummate the Transaction.






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          (c) Due Authorization.  The execution, delivery and performance of the
     Transaction Documents by each Emergent Company which is a party thereto have been duly authorized by all necessary corporate action and do not require any additional approvals or consents (except for the consent of BankAmerica Business Credit, Inc. which has been received) or other action by or any notice to or filing with any Person, including, without limitation, any governmental entity, or such entity's stockholders.

          (d) Noncontravention. None of the execution and delivery of the Transaction Documents by any Emergent Company, the consummation of the transactions contemplated thereby nor the satisfaction of the terms and conditions of the Transaction Documents:

               (i) conflicts with or results in any breach or violation of any provision of the Certificate/Articles of Incorporation or Bylaws of such Emergent Company or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to such Emergent Company or any of their respective properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over such Emergent Company;

               (ii) constitutes a default by such Emergent Company under or a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which such Emergent Company or any of its Subsidiaries is a party or by which it or any of its or their properties is or may be bound or affected; or

               (iii) results in or requires the creation of any Lien upon or in respect of any of the assets of such Emergent Company or any of its Subsidiaries except as otherwise expressly contemplated by the Transaction Documents.

          (e) Legal Proceedings. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting all or any of the Receivables, any Emergent Company, or any properties or rights of such Emergent Company, pending or to their knowledge threatened, which, in any case, if decided adversely, would result in a Material Adverse Change with respect to such Emergent Company or any Receivable.






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          (f) Valid and Binding Obligations.  Each of the Transaction  Documents
     to which an Emergent Company is a party when executed and delivered by such Emergent Company will constitute the legal, valid and binding obligations of such Person, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles. The Securities, when executed, authenticated and delivered in accordance with the Pooling and Servicing Agreement, will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement and will evidence the entire beneficial ownership interest in the Trust.

          (g) Financial Statements. The Financial Statements of each Emergent Company, copies of which have been furnished to Financial Security, (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects, (ii) present fairly the financial condition and results of operations of such Emergent Company as of the dates and for the periods indicated and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied, except as noted therein (subject as to interim statements to normal year-end adjustments). Since the date of the most recent Financial Statements, there has been no material adverse change in such financial condition or results of operations. Except as disclosed in the Financial Statements, no Emergent Company is subject to any contingent liabilities or commitments that, individually or in the aggregate, have a material possibility of causing a Material Adverse Change in respect of such Emergent Company.

          (h) ERISA. Each Emergent Company is in material compliance with ERISA and has not incurred and does not reasonably expect to incur any liabilities to the PBGC under ERISA in connection with any Plan or Multiemployer Plan or to contribute now or in the future in respect of any Plan or Multiemployer Plan.

          (i) Accuracy of Information. None of the Provided Documents contain any statement of a material fact with respect to any Emergent Company or the Transaction that was untrue or misleading in any material respect when made. Since the furnishing of the Provided Documents, there has been no change, nor any development or event involving a prospective change known to such Emergent Company, that would render any of the Provided Documents untrue or misleading in any material respect. There is no fact known to any





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     Emergent  Company which has a reasonable  possibility of causing a Material
     Adverse Change with respect to such Emergent Company or the Receivables.

          (j) Compliance With Securities Laws. The information in the Offering Document under the captions "The Servicer and The Originators" and "The Receivables" does not contain any untrue statement of a material fact and does not omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          (k) Incorporation of Certain Representations and Warranties. Each of the representations and warranties of any Emergent Company contained in the Transaction Documents is true and correct in all material respects and each Emergent Company hereby makes each such representation and warranty made by it to, and for the benefit of, Financial Security as if the same were set forth in full herein.

          (l) No Consents. No consent, license, approval or authorization from, or registration, filing or declaration with, any regulatory body, administrative agency, or other governmental instrumentality, nor any consent, approval, waiver or notification of any creditor, lessor or other nongovernmental person, is required in connection with the execution, delivery and performance by any Emergent Company of this Insurance Agreement or of any other Transaction Document to which such Person is a party, except (in each case) such as have been obtained and are in full force and effect.

          (m) Compliance With Law, etc. No practice, procedure or policy employed or proposed to be employed by any Emergent Company in the conduct of their respective businesses violates any law, regulation, judgment, agreement, order or decree applicable to it which, if enforced, would result in a Material Adverse Change with respect to such Person.

          (n) Special Purpose Entity.

               (i) The capital of the Seller is adequate for the business and undertakings of the Seller.

               (ii) Other than with respect to the purchase by the Depositor of the Receivables of the Seller and the transactions as provided in the Purchase Agreement, the Unaffiliated Seller's Agreement, the Pooling





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          and Servicing  Agreement and the Spread Account Agreement,  the Seller
          is not engaged in any business transactions.

               (iii) At least two directors of the Seller shall be a person who is not, and will not be, a director, officer, employee or holder of any material amount of equity securities of Emergent Parent or any of its affiliates (other than any other "special purpose" financing subsidiary).

               (iv) The Seller's funds and assets are not, and will not be, commingled with the funds of any other person.

               (v) The Bylaws of the Seller require it to maintain (A) correct and complete minute books and records of account, and (B) minutes of the meetings and other proceedings of its shareholders and board of directors.

          (o) Solvency; Fraudulent Conveyance. Each Emergent Company is solvent and will not be rendered insolvent by the Transaction and, after giving effect to such Transaction, no Emergent Company will be left with an unreasonably small amount of capital with which to engage in its business. No Emergent Company intends to incur, or believes that it has incurred, debts beyond its ability to pay such debts as they mature. No Emergent Company contemplates the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of such Emergent Company or any of its respective assets. The amount of consideration being received by the Seller upon the sale of the Receivables constitutes reasonably equivalent value and fair consideration for the interest in the Receivables. The amount of consideration being received by Premier and Loan Pro$ upon the sale of the Receivables to the Seller constitutes reasonably equivalent value and fair consideration for the Receivables. The Seller is not selling the Receivables, as provided in the Transaction Documents, with any intent to hinder, delay or defraud any of the Seller's creditors.

          (p) Capital Structure. The shares of stock of the Seller which have been pledged pursuant to the Stock Pledge Agreement constitute all of the issued and outstanding shares of the Seller.

          (q) Investment Company Act Compliance. The Seller is not required to be registered as an "investment company" under the Investment Company Act.






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     The Seller is not subject to the information reporting  requirements of the
     Exchange Act.

          (r) Good Title; Valid Transfer; Absence of Liens; Security Interest.

               (i) Immediately  prior to the sale of the Receivables and related
          Other Trust Property to the Seller pursuant to the Purchase Agreement, either Premier or Loan Pro$ (as set forth in the Purchase Agreement) was the owner of, and had good and marketable title to, such property free and clear of all Liens (other than Liens to be released simultaneously with such date) and Restrictions on Transferability, and had full right, corporate power and lawful authority to assign, transfer and pledge the Receivables and related Other Trust Property. The Purchase Agreement constitutes a valid sale, transfer and assignment of the Receivables and related Other Trust Property to the Seller enforceable against creditors of and purchasers of Premier and Loan Pro$. In the event that, in contravention of the intention of the parties, the transfer of the Receivables and related Other Trust Property by Premier or Loan Pro$ to the Seller is characterized as other than a sale, such transfer shall be characterized as a secured financing, and the Seller shall have a valid and perfected first priority security interest in the Receivables and related Other Trust Property free and clear of all Liens and Restrictions on Transferability.

               (ii) Immediately prior to the sale of the Receivables and related Other Trust Property to the Depositor pursuant to the Unaffiliated Seller's Agreement, the Seller was the owner of, and had good and marketable title to, such property free and clear of all Liens and Restrictions on Transferability, and had full right, corporate power and lawful authority to assign, transfer and pledge the Receivables and the related Other Trust Property. The Unaffiliated Seller's Agreement constitutes a valid sale, transfer and assignment of the Receivables and related Other Trust Property to the Depositor enforceable against creditors of and purchasers of the Seller. In the event that, in contravention of the intention of the parties, the transfer of the Receivables and related Other Trust Property by the Seller to the Depositor is characterized as other than a sale, such transfer shall be characterized as a secured financing, and the





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          Depositor  shall have a valid and perfected  first  priority  security interest in the Receivables and related Other Trust Property free and clear of all Liens and Restrictions on Transferability

          (s) Perfection of Liens and Security Interest. On the Closing Date, the Lien and security interest in favor of the Trustee with respect to Trust Property will be perfected by the filing of financing statements on Form UCC-1 in each jurisdiction where such recording or filing is necessary for the perfection thereof, the delivery of the original chattel paper and certificates of title for the Receivables to the Trustee and the establishment of the Collection Account will be accomplished, in accordance with the provisions of the Transaction Documents, and no other filings in any jurisdiction or any other actions (except as expressly provided herein) are necessary to perfect the Trustee's Lien on and security interest in the Collateral as against any third parties.

          (t) Taxes. Each Emergent Company has and each of their respective Subsidiaries has filed all federal and state tax returns which are required to be filed and paid all taxes, including any assessments received by it, to the extent that such taxes have become due. Any taxes, fees and other governmental charges payable by each Emergent Company in connection with the Transaction, the execution and delivery of the Transaction Documents and the issuance of the Securities have been paid or shall have been paid at or prior to the Date of Issuance.

     Section 2.02. Representations and Warranties of the Depositor. The Depositor represents, warrants and covenants, as of the date hereof and as of the Date of Issuance, as follows:

          (a) Due Organization and Qualification. The Depositor is a corporation, duly organized, validly existing and in good standing under the laws of Delaware. The Depositor is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents, in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Receivable unenforceable in any respect or would otherwise have a material adverse effect upon the Transaction.

          (b) Power and Authority. The Depositor has all necessary corporate power and authority to conduct its business as currently conducted and as





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     described in the  Offering  Document,  to execute,  deliver and perform its
     obligations   under  the  Transaction   Documents  and  to  consummate  the
     Transaction.

          (c) Due Authorization. The execution, delivery and performance of the Transaction Documents by the Depositor have been duly authorized by all necessary corporate action and do not require any additional approvals or consents or other action by or any notice to or filing with any Person, including, without limitation, any governmental entity, or the Depositor's stockholders.

          (d) Noncontravention. Neither the execution and delivery of the Transaction Documents by the Depositor, the consummation of the transactions contemplated thereby nor the satisfaction of the terms and conditions of the Transaction Documents,

               (i) conflicts with or results in any breach or violation of any provision of the certificate of incorporation or bylaws of the Depositor or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Depositor or any of its properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Depositor,

               (ii) constitutes a default by the Depositor under or a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Depositor is a party or by which it or any of its or their properties is or may be bound or affected, or

               (iii) results in or requires the creation of any Lien upon or in respect of any of the Depositor's assets except as otherwise expressly contemplated by the Transaction Documents.

          (e) Legal Proceedings. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Depositor, or any properties or rights of the Depositor, pending or, to the Depositor's knowledge after reasonable inquiry, threatened, which, in any case, if decided adversely to the Depositor would result in a Material Adverse Change with respect to the Depositor or any Receivable.






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          (f)  Valid  and  Binding  Obligations.   The  applicable   Transaction
     Documents, when executed and delivered by the Depositor, will constitute the legal, valid and binding obligations of the Depositor, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles. The Securities, when executed, authenticated and delivered in accordance with the Pooling and Servicing Agreement, will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement and, together with the Class B Certificate and the Class C Certificate, will evidence the entire beneficial ownership interest in the Trust Property.

          (g) Accuracy of Information. None of the Provided Documents contain any statement of a material fact with respect to the Depositor that was untrue or misleading in any material respect when made. Since the furnishing of the Provided Documents, there has been no change, nor any development or event involving a prospective change known to the Depositor that would render any of the information in the Provided Documents with respect to the Depositor untrue or misleading in any material respect. There is no fact known to the Depositor which has a material possibility of causing a Material Adverse Change with respect to the Depositor or the Receivables.

          (h) Compliance With Securities Laws. The offer and sale of the Securities comply in all material respects with all requirements of law, including all registration requirements of applicable securities laws. Without limitation of the foregoing, the Offering Document does not contain any untrue statement of a material fact and does not omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Depositor makes no representation or warranty with regard to the Financial Security
     Information or the Emergent Information (each as defined in Section 3.05(b)(iii). Neither the Trust nor the Trust Property is required to be registered as an "investment company" under the Investment Company Act. The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act.

          (i) Transaction Documents. Each of the representations and warranties of the Depositor contained in the Transaction Documents is true and correct in all material respects and the Depositor hereby makes each such





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

     representation and warranty to, and for the benefit of, Financial Security as if the same were set forth in full herein.

          (j) Compliance With Law, etc. No practice, procedure or policy employed or proposed to be employed by the Depositor in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to the Depositor which, if enforced, would result in a Material Adverse Change with respect to the Depositor.

          (k) Good Title; Absence of Liens; Security Interest. the Depositor is the owner of, and has good and marketable title to, the Receivables free and clear of all Liens and Restrictions on Transferability which may have been created by the Depositor, and has full right, corporate power and lawful authority to assign, transfer and pledge the Receivables. In the event that, in contravention of the intention of the parties, the transfer of the Receivables by the Depositor to the Trust is characterized as other than a sale, such transfer shall be characterized as a secured financing, and the Trustee shall, for the benefit of the Certificateholders and Financial Security, have a valid and perfected first priority security interest in the Receivables free and clear of all Liens and Restrictions on Transferability.

          (l) Security Interest in Funds and Investments. Assuming the retention of funds in the Trust Accounts and the acquisition of Eligible Investments in accordance with the Transaction Documents, such funds and Eligible Investments will be subject to a valid and perfected, first priority security interest in favor of the Trustee. Assuming the retention of funds in the Spread Account, such funds will be subject to a valid and perfected, first priority security interest in favor of the Spread Account Trustee on behalf of Financial Security.

          (m) Taxes. the Depositor has filed all federal and state tax returns which are required to be filed and paid all taxes, including any assessments received by it, to the extent that such taxes have become due. Any taxes, fees and other governmental charges payable by the Depositor in connection with the Transaction, the execution and delivery of the Transaction Documents and the issuance of the Securities have been paid or shall have been paid at or prior to the Date of Issuance.

          (n) Solvency; Fraudulent Conveyance. the Depositor is solvent and will not be rendered insolvent by the transactions contemplated by the Transaction Documents and, after giving effect to such transactions, the

     Depositor will not be left with an unreasonably small amount of capital with which to engage in its business. the Depositor does not intend to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature; provided, however, that the limitations of this
     Section 2.03(n) shall not be construed as limiting the ability of the Depositor to issue asset-backed securities classified as debt (other than any debt creating recourse against the Depositor). the Depositor does not contemplate the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Depositor or any of its assets. The amount of consideration being received by the Depositor upon the sale of the Securities to the Underwriter constitutes reasonably equivalent value and fair consideration for the interest in the Receivables evidenced by the Securities. the Depositor is not transferring the Receivables to the Trust or selling the Securities to the Underwriter, as provided in the Transaction Documents, with any intent to hinder, delay or defraud any of the Depositor's creditors.

     Section 2.03. Affirmative Covenants of each Emergent Company. Each Emergent Company hereby agrees that during the Term of the Agreement, unless Financial Security shall otherwise expressly consent in writing:

          (a) Compliance With Agreements and Applicable Laws. Each Emergent Company shall perform each of its respective obligations under the Transaction Documents and shall comply with all material requirements of, and the Securities shall be offered and sold in accordance with, any law, rule or regulation applicable to it or thereto, or that are required in connection with its performance under any of the Transaction Documents. No Emergent Company will cause or permit to become effective any amendment to or modification of any of the Transaction Documents to which it is a party unless (so long as no Insurer Default shall have occurred and be continuing) Financial Security shall have previously approved in writing the form of such amendment or modification. No Emergent Company shall take any action or fail to take any action that would interfere with the enforcement of any rights under the Transaction Documents.

          (b) Financial Statements: Accountants' Reports: Other Information. Each Emergent Company shall keep or cause to be kept in reasonable detail books and records of account of its assets and business. Each Emergent Company shall furnish or cause to be furnished to Financial Security:

               (i) Annual Financial Statements. As soon as available, and in any event within 90 days after the close of each fiscal year of each Emergent Company, the consolidated audited balance sheet of Emergent Parent (and the unaudited balance sheet with respect to the other Emergent Companies) as of the end of such fiscal year and the audited statements of income, changes in shareholders' equity and cash flows of Emergent Parent, for such fiscal year (and the unaudited statements with respect to the other Emergent Companies), all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the certificate, in the case of Emergent Parent, independent accountants (who shall be, in each case, a nationally recognized firm or otherwise acceptable to Financial Security) and by the certificate specified in Section 2.03(c) hereof.

               (ii) Quarterly Financial Statements. As soon as available, and in any event within 45 days after the close of each of the first three quarters of each fiscal year of each Emergent Company, the unaudited balance sheets of each Emergent Company, as of the end of such quarter and the unaudited statements of income, changes in shareholders' equity and cash flows of each Emergent Company for the portion of the fiscal year then ended, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied (subject to normal year-end adjustments), and accompanied by the certificate specified in Section 2.03(c) hereof if such certificate is required to be provided pursuant to such Section.

               (iii) Accountants' Reports. If a Special Event has occurred, copies of any reports submitted to any Emergent Company by their respective independent accountants in connection with any examination of the financial statements of such Emergent Company, promptly upon receipt thereof.

               (iv) Other Information. Promptly upon receipt thereof, copies of all reports, statements, certifications, schedules, or other similar items delivered to or by any Emergent Company pursuant to the terms of the Transaction Documents and, promptly upon request, such other data as Financial Security may reasonably request; provided, however, that no Emergent Company shall be required to deliver any such items if provision by some other party to Financial Security is required under the Transaction Documents unless such other party wrongfully fails to deliver such item. Each Emergent Company shall, upon the reasonable request of Financial Security, permit Financial Security or its respective authorized agents (A) to inspect its respective books and records as they may relate to the Securities, the Receivables and the Other Trust Property, the obligations of such Emergent Company under the Transaction Documents, the Transaction and such Emergent Company's business; (B) to discuss the affairs, finances and accounts of such Emergent Company with its respective Chief Operating Officer and Chief Financial Officer; and (C) to discuss the affairs, finances and accounts of such Emergent Company with its independent accountants; provided that an officer of the related Emergent Company shall have the right to be present during such discussions. Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of such Emergent Company. In addition, each Emergent Company shall promptly (but in no case more than 30 days following issuance or receipt by a Commonly Controlled Entity) provide to Financial Security a copy of all correspondence between a Commonly Controlled Entity and the PBGC, IRS, Department of Labor or the administrators of a Multiemployer Plan relating to any Reportable Event or the underfunded status, termination or possible termination of a Plan or a Multiemployer Plan. The books and records of each Emergent Company will be maintained at the address of the related Emergent Company designated herein for receipt of notices, unless the related Emergent Company shall otherwise advise the parties hereto in writing.

               (v) Emergent Parent shall provide or cause to be provided to Financial Security an executed original copy of each document executed in connection with the transaction within 10 days after the date of closing.

          (c) Compliance Certificate. Each of Emergent Parent and the Seller shall deliver to Financial Security concurrently with the delivery of the financial statements required pursuant to Section 2.03(b) hereof a certificate signed by the Chief Financial Officer of each of Emergent Parent and the Seller stating that:

               (i) a review of Emergent Parent's and the Seller's respective performance under the Transaction Documents during such period has been made under such officer's supervision;

               (ii) to the best of such individual's knowledge, no Special Event, Default or Event of Default has occurred, or if a Special Event, Default or Event of Default has occurred, specifying the nature thereof and, if any Emergent Company has a right to cure any such Default or Event of Default pursuant to Section 5.01, stating in reasonable detail the steps, if any, being taken by the related
          Emergent entity to cure such Default or Event of Default or to otherwise comply with the terms of the agreement to which such Default or Event of Default relates; and

               (iii) the attached financial reports submitted in accordance with
          Section 2.03(b)(i) or (ii) hereof, as applicable, are complete and correct in all material respects and present fairly the financial condition and results of operations of the related Emergent Company entity as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied (subject as to interim statements to normal year-end adjustments).

          (d) Notice of Material Events. Each Emergent Company shall promptly inform Financial Security in writing of the occurrence of any of the following:

               (i) the submission of any claim or the initiation of any legal process, litigation or administrative or judicial investigation (A) against such Emergent Company pertaining to the Receivables in general, (B) with respect to a material portion of the Receivables or
          (C) in which a request has been made for certification as a class action (or equivalent relief) that would involve a material portion of the Receivables:

               (ii) any change in the location of such Emergent Company's principal office or any change in the location of such Emergent Company's books and records;

               (iii) the occurrence of any Default or Special Event; or

               (iv) any other event, circumstance or condition that has resulted, or which such Emergent Company reasonably believes might result, in a Material Adverse Change in respect of such Emergent Company.

          (e) Further Assurances. Each of Premier, the Loan Pro$, Emergent Parent and the Seller will file all necessary financing statements, assignments or other instruments, and any amendments or continuation statements relating thereto, necessary to be kept and filed in such manner and in such places as may be required by law to preserve and protect fully the Lien on and security interest in, and all rights of the Trustee with respect to the Receivables, under the Pooling and Servicing Agreement. In addition, each of Emergent Parent and the Seller shall, upon the request of Financial Security, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within thirty (30) days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Transaction Documents or to protect the interest of the Trustee, for the benefit of the Certificateholders and Financial Security, in the Receivables, free and clear of all Liens and Restrictions on Transferability except the Lien in favor of the Trustee, for the benefit of the Certificateholders and Financial Security, and the Restrictions on Transferability imposed by the Pooling and Servicing Agreement. In addition, each of Emergent Parent and the Seller agrees to cooperate with S&P and Moody's in connection with any review of the Transaction which may be undertaken by S&P and Moody's after the date hereof.

          (f) Retirement of Securities. Emergent Parent shall cause the Trustee, upon retirement of the Securities pursuant to the Pooling and Servicing Agreement or otherwise, to furnish to Financial Security a notice of such retirement, and, upon retirement of the Securities and the expiration of the term of the Policy, to surrender the Policy to Financial Security for cancellation.

          (g) Third-Party Beneficiary. Each of Premier, Loan Pro$ and the Seller agrees that Financial Security shall have all rights of a third-party beneficiary in respect of the Purchase Agreement and the Unaffiliated

     Seller's Agreement and hereby incorporates its representations, warranties and covenants as set forth therein for the benefit of Financial Security.

          (h) Corporate Existence. Each Emergent Company shall maintain its corporate existence and shall at all times continue to be duly organized under the laws of the jurisdiction of their incorporation and duly qualified and duly authorized (as described in Sections 2.01(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its certificate/articles of incorporation and bylaws.

          (i) Disclosure Document. Each Offering Document approved by the Emergent Companies delivered with respect to the Securities shall clearly disclose that the Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law. In addition, each Offering Document delivered with respect to the Securities which includes financial statements of Financial Security prepared in accordance with generally accepted accounting principles shall include the following statement immediately preceding such financial statements (unless such financial information is incorporated by reference into the Offering Document):

          The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

          (j) Special Purpose Entity.

               (i) The Seller shall conduct its business solely in its own name through its duly authorized officers or agents so as not to mislead others as to the identity of the entity with which those officers are concerned, and particularly will use its best efforts to avoid the appearance of conducting business on behalf of Emergent Parent or any affiliate thereof or that the assets of the Seller are available to pay the creditors of Emergent Parent or any affiliate thereof. Without limiting the generality of the foregoing, all oral and written communications, including, without limitation, letters, invoices, purchase orders, contracts, statements and loan applications, will be made solely in the name of the Seller.

               (ii) The Seller shall maintain corporate records and books of account separate from those of Emergent Parent and the affiliates thereof. The Seller's books and records shall clearly reflect the transfer of the Receivables to the Depositor and the sale of the Securities each as a sale of the Seller's interest in the Receivables. The books and records of the Seller will be maintained at the address designated herein for receipt of notices, unless the Seller shall otherwise advise the parties hereto in writing.

               (iii) The Seller shall obtain proper authorization from its Board of Directors of all corporate action requiring such authorization, meetings of the board of directors of the Seller shall be held not less frequently than three times per annum and copies of the minutes of each such board meeting shall be delivered to Financial Security within two weeks of such meeting.

               (iv) The Seller shall obtain proper authorization from its shareholders of all corporate action requiring shareholder approval, meetings of the shareholders of the Seller shall be held not less frequently than one time per annum and copies of each such authorization and the minutes of each such shareholder meeting shall be delivered to Financial Security within two weeks of such authorization or meeting, as the case may be.

               (v) Although the organizational expenses of the Seller have been paid by Emergent Parent, operating expenses and liabilities of the Seller shall be paid from its own funds.

               (vi) The annual financial statements of the Seller shall disclose the effects of the Seller's transactions in accordance with generally accepted accounting principles and shall disclose that the assets of the Seller are not available to pay creditors of Emergent Parent or any affiliate thereof.

               (vii) The resolutions, agreements and other instruments of the Seller underlying the transactions described in this Agreement and in the other Transaction Documents shall be continuously maintained by the Seller as official records of the Seller separately identified and held apart from the records of Emergent Parent and each affiliate thereof.

               (viii) The Seller shall maintain an arm's-length relationship with Emergent Parent and the affiliates thereof and will not hold itself out as being liable for the debts of Emergent Parent or any affiliate thereof.

               (ix) The Seller shall keep its assets and its liabilities wholly separate from those of all other entities, including, but not limited to, Emergent Parent and the affiliates thereof.

          (k) Maintenance of Licenses. Each Emergent Company shall maintain all licenses, permits, charters and registrations which are material to the performance by such Emergent Company of its respective obligations under this Agreement and each other Transaction Document to which such Emergent Company is a party or by which it is bound.

     Section 2.04. Affirmative Covenants of the Depositor. the Depositor hereby agrees that during the Term of the Agreement, unless Financial Security shall otherwise expressly consent in writing:

          (a) Corporate Existence. The Depositor shall maintain its corporate existence and shall at all times continue to be duly organized under the laws of the State of Delaware and duly qualified and duly authorized (as described in Sections 2.02(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its certificate of incorporation and bylaws as they may be amended from time to time; provided, however, that no such amendment will result in the inability of the Depositor to perform its obligations under the Transaction Documents.

          (b) Compliance With Agreements and Applicable Laws. The Depositor shall perform or cause to be performed each of its obligations under the Transaction Documents and shall comply with all material requirements of, and the Securities shall be offered and sold in accordance with, any law, rule or regulation applicable to it or thereto, or that are required in connection with its performance under any of the Transaction Documents.

          (c) Reporting Events. The Depositor shall furnish or cause to be furnished to Financial Security promptly after the filing or sending thereof, copies of all proxy statements, financial statements, reports and registration statements which any Emergent Company files, or delivers to, the IRS, the Commission, or any other federal, state or foreign government agency, authority or body which supervises the issuance of securities by such Emergent Company or any national securities exchange.

          (d) Further Assurances. The Depositor shall, upon the request of Financial Security, from time to time, (i) execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within thirty
     (30) days of such request, such amendments hereto and such further instruments and (ii) take such further action, as may be reasonably necessary to effectuate the intention, performance and provisions of the Transaction Documents or to protect the interest of the Trustee, for the benefit of the Certificateholders and Financial Security, in the Receivables, free and clear of all Liens and Restrictions on Transferability except the Lien, in favor of the Trustee, for the benefit of the Certificateholders and Financial Security, and the Restrictions on Transferability imposed by the Pooling and Servicing Agreement. In addition, the Depositor agrees to cooperate with S&P and Moody's in connection with any review of the Transaction which may be undertaken by S&P and Moody's after the date hereof.

          (e) Retirement of Securities. The Depositor shall cause the Trustee, upon retirement of the Securities pursuant to the Pooling and Servicing Agreement or otherwise, to furnish to Financial Security a notice of such retirement, and, upon retirement of the Securities and the expiration of the term of the Policy, to surrender the Policy to Financial Security for cancellation.

          (f) Third-Party Beneficiary. The Depositor agrees that Financial Security shall have all rights of a third-party beneficiary in respect of the Unaffiliated Seller's Agreement and the Pooling and Servicing Agreement and hereby incorporates its representations, warranties and covenants as set forth therein for the benefit of Financial Security.

     Section 2.05. Negative Covenants of each Emergent Company. Each Emergent Company hereby agrees that during the Term of the Agreement, unless Financial Security shall otherwise expressly consent in writing:

          (a) Restrictions on Liens. No Emergent Company shall (i) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien on the Receivables or Restriction on Transferability of the Receivables except for the Lien in favor of the Trustee, for the benefit of the Certificateholders and Financial Security, and the Restrictions on Transferability imposed by the Pooling and Servicing Agreement or (ii) with respect to the Receivables, sign or file under the Uniform Commercial Code of any jurisdiction any financing statement which names either Premier, Loan Pro$ or the Seller as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, except in each case any such instrument solely securing the rights and preserving the Lien of the Trustee, for the benefit of the Certificateholders and Financial Security.

          (b) Impairment of Rights. No Emergent Company shall take any action, or fail to take any action, if such action or failure to take action required under the Transaction Documents may (i) interfere with the enforcement of any rights under the Transaction Documents that are material to the rights, benefits or obligations of the Trustee, the Certificateholders or Financial Security, (ii) result in a Material Adverse Change in respect of the Receivables or (iii) impair the ability of any Emergent Company to perform its obligations under the Transaction Documents, including any consolidation, merger with any Person or any transfer of all or any material amount of such Emergent Company's assets to any other Person if such consolidation, merger or transfer would materially impair the net worth of any Emergent Company or any successor Person obligated, after such event, to perform such Emergent Company's obligations under the Transaction Documents.

          (c) Waiver, Amendments, etc. No Emergent Company shall waive, modify or amend, or consent to any waiver, modification or amendment of, any of the provisions of any of the Transaction Documents or the Seller's certificate of incorporation (i) unless, so long as no Insurer Default shall have occurred and be continuing, Financial Security shall have consented thereto in writing or (ii) if an Insurer Default shall have occurred and be continuing, if such waiver, modification, amendment or supplement would adversely affect the interests of Financial Security.

          (d) Successors. No Emergent Company shall terminate or designate, or consent to the termination or designation of, the Servicer, Backup Servicer or Spread Account Trustee or any successor thereto without the prior written approval of Financial Security.

          (e) Creation of Indebtedness; Guarantees. The Seller shall not create, incur, assume or suffer to exist any indebtedness other than indebtedness guaranteed or approved in writing by Financial Security. Without the prior written consent of Financial Security, the Seller shall not assume, guarantee, endorse or otherwise be or become directly or contingently liable for the obligations of any Person by, among other things, agreeing to purchase any obligation of another Person, agreeing to advance funds to such Person or causing or assisting such Person to maintain any amount of capital.

          (f) Subsidiaries. The Seller shall not form, or cause to be formed, any Subsidiaries.

          (g) Issuance of Stock. The Seller shall not issue any shares of capital stock or rights, warrants or options in respect of capital stock or securities convertible into or exchangeable for capital stock, other than the shares of common stock which have been pledged to Financial Security under the Stock Pledge Agreement.

          (h) No Mergers. (a) The Seller shall not consolidate with or merge into any Person or transfer all or any material portion of its assets to any Person or liquidate or dissolve; and (b) Emergent Parent shall not consolidate with or merge into any Person or transfer all or any material portion of its assets to any Person or liquidate or dissolve other than in accordance with Section 9.2 of the Pooling and Servicing Agreement.

          (i) Other Activities. The Seller shall not:

               (a) sell, transfer, exchange or otherwise dispose of any of its assets except as permitted under the Transaction Documents;

               (b) engage in any business or activity other than in connection with the Pooling and Servicing Agreement, the Purchase Agreement, the Unaffiliated Seller's Agreement, the Spread Account Agreement and as permitted by its certificate of incorporation.

          (j) Insolvency. None of Emergent Parent, the Seller, Premier or Loan Pro$ shall commence with respect to the Seller any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to the bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, reincorporation or other relief with respect to it or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or make a general assignment for the benefit of its creditors. None of Emergent Parent, Premier, Loan Pro$ or the Seller shall take any action in furtherance of, or indicating the consent to, approval of, or acquiescence in any of the acts set forth above. The Seller shall not admit in writing its inability to pay its debts.

          (k) ERISA. The Seller shall not contribute or incur any obligation to contribute to, or incur any liability in respect of, any Plan or Multiemployer Plan.

          (l) Dividends. The Seller shall not declare or make payment of (i) any dividend or other distribution on any shares of its capital stock, or (ii) any payment on account of the purchase, redemption, retirement or acquisition of any option, warrant or other right to acquire shares of its capital stock, unless (in each case) at the time of such declaration or payment (and after giving effect thereto) no amount payable by the Seller under any Transaction Document with respect to any Series is then due and owing but unpaid.

          (m) Transfer of Subordinate Certificates. Emergent Parent shall not acquire, nor shall it permit any entity, the assets and liabilities of which would be consolidated with the estate of Emergent in an insolvency proceeding, to acquire, any Class B or Class C Certificate. The Seller shall not sell, transfer, assign, convey or pledge any Class B or Class C Certificate with respect to any entity, the assets and liabilities of which would be consolidated with the estate of Emergent Parent in an insolvency proceeding.

     Section 2.06. Negative Covenants of the Depositor. the Depositor hereby agrees that during the Term of the Agreement, unless Financial Security shall otherwise expressly consent in writing:

          (a) Restrictions on Liens. the Depositor shall not (i) create or incur or agree to create or incur or consent to cause the creation, incurrence or existence of any Lien or Restriction on Transferability on the Receivables except for the Lien, in favor of the Trustee, for the benefit of the Certificateholders and Financial Security, and the Restrictions on Transferability imposed by the Pooling and Servicing Agreement or (ii) sign or file under the Uniform Commercial Code of any jurisdiction any financing statement which names the Depositor as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Receivables, except in each case any such instrument solely securing the rights and preserving the Lien of the Trustee, for the benefit of the Certificateholders and Financial Security.

          (b) Impairment of Rights. the Depositor shall not take any action, which may (i) interfere with the enforcement against the Depositor of any rights under the Transaction Documents that are material to the rights, benefits or obligations of the Trustee, the Certificateholders or Financial Security or (ii) impair the ability of the Depositor to perform its obligations under the Transaction Documents.

          (c) Waiver, Amendments, Etc. the Depositor shall not waive, modify or amend, or consent to any waiver, modification or amendment of, any of the provisions of any of the Transaction Documents.


                                   ARTICLE III

                   THE POLICY; REIMBURSEMENT; INDEMNIFICATION

     Section 3.01. Issuance of the Policy. Financial Security agrees to issue the Policy subject to satisfaction of the conditions precedent set forth in Appendix II hereto.

     Section 3.02. Payment of Fees and Premium.

     (a)  Inducement  Letter Fees and  Expenses.  On the Date of  Issuance,  the
Emergent Companies agree to pay or cause to be paid the amounts specified with respect to fees, expenses and disbursements in the Inducement Letter, unless otherwise agreed among Emergent Parent, the Seller and Financial Security.

     (b) Legal Fees. On the Date of Issuance, the Emergent Companies shall pay or cause to be paid legal fees and disbursements incurred by Financial Security in connection with the issuance of the Policy, unless otherwise agreed between Emergent Parent and Financial Security.

     (c) Rating Agency Fees. The initial fees of S&P and Moody's with respect to the Securities and the transactions contemplated hereby shall be paid by the Emergent Companies in full on the Date of Issuance, or otherwise provided for to the satisfaction of Financial Security. All periodic and subsequent fees of S&P or Moody's with respect to, and directly allocable to, the

Securities shall be for the account of, and shall be billed to, Emergent Parent. The fees for any other rating agency shall be paid by the party requesting such other agency's rating, unless such other agency is a substitute for S&P or Moody's in the event that S&P or Moody's is no longer rating the Securities, in which case the cost for such agency shall be paid by the Emergent Companies.

     (d) Auditors' Fees. The Emergent Companies shall pay on demand any such additional fees of Financial Security's auditors payable in respect of any Offering Document that are incurred after the Date of Issuance.

     (e) Premium. In consideration of the issuance by Financial Security of the Policy, Financial Security shall be entitled to receive the Premium and Premium Supplement, if any, as and when due in accordance with the terms of the Premium Letter (i) in the case of Premium due on or by the Date of Issuance, directly from the Emergent Companies and (ii) in the case of Premium or Premium Supplement, if due after the Date of Issuance, first, from Available Funds in the priority and manner set forth in Section 5.5 of the Pooling and Servicing Agreement and second, to the extent that such amounts are insufficient, from the Emergent Companies. The Premium and Premium Supplement, if any, paid hereunder or under the Pooling and Servicing Agreement shall be nonrefundable without regard to whether Financial Security makes any payment under the Policy or any other circumstances relating to the Securities or provision being made for payment of the Securities prior to maturity. Although the Premium is fully earned by Financial Security as of the Closing Date, the Premium shall be payable in periodic installments as provided in the Premium Letter. Anything herein or in any of the Transaction Documents notwithstanding, upon the occurrence of an Event of Default, the entire outstanding balance of further installments the Premium and Premium Supplement shall be immediate and payable. All payments of Premium and Premium Supplement, if any, shall be made by wire transfer to an account designated from time to time by Financial Security by written notice to the Seller and Emergent Parent.

     Section 3.03. Reimbursement Obligation. The Emergent Companies, jointly and severally, agree to pay to Financial Security the following amounts as and when incurred:

          (a) a sum equal to the total of all amounts paid by Financial Security under the Policy;

          (b) interest on any and all amounts  described  in Section  3.03(a) or
     Section 3.02(e) from the date due to Financial Security pursuant to the provisions hereof until payment thereof in full, payable to Financial Security at the Late Payment Rate per annum;

          (c) any payments made by Financial Security on behalf of, or advanced to, Emergent Parent, in its capacity as Servicer, the Trust or the Trustee, including, without limitation, any amounts payable by Emergent Parent, in its capacity as Servicer, the Trust or the Trustee pursuant to the Securities or any other Transaction Documents; and any payments made by Financial Security as, or in lieu of, any servicing, management, trustee, custodial or administrative fees payable, in the sole reasonable discretion of Financial Security to third parties in connection with the Transaction; and

          (d) any and all out-of-pocket charges, fees, costs and expenses which Financial Security may reasonably pay or incur, including, but not limited to, reasonable attorneys' and accountants' fees and expenses, in connection with (i) in the event of payments under the Policy, any accounts established to facilitate payments under the Policy, to the extent Financial Security has not been immediately reimbursed on the date that any amount is paid by Financial Security under the Policy, or other administrative expenses relating to such payments under the Policy, (ii) the administration, enforcement, defense or preservation of any rights in respect of any of the Transaction Documents, including defending, monitoring or participating in any litigation or proceeding (including any insolvency or bankruptcy proceeding in respect of any Transaction participant or any affiliate thereof) relating to any of the Transaction Documents, any party to any of the Transaction Documents or the Transaction, (iii) any amendment, waiver or other action with respect to, or related to, any Transaction Document whether or not executed or completed, (iv) any review or investigation made by Financial Security in those circumstances where its approval or consent is sought under any of the Transaction Documents, (v) the foreclosure against, sale or other disposition of any collateral securing any obligations under any of the Transaction Documents or otherwise in the discretion of Financial Security, or pursuit of any other remedies under any of the Transaction Documents, to the extent such costs and expenses are not recovered from such foreclosure, sale or other disposition, (vi) preparation of bound volumes of the Transaction Documents, (vii) any federal, state or local tax (other than taxes payable in respect of the gross income of Financial Security) or other governmental charge imposed in connection with the issuance of the

     Policy,and (viii) Financial Security reserves the right to charge a reasonable fee as a condition to executing any amendment, waiver or consent proposed in respect of any of the Transaction Documents (for the purpose of this paragraph (d), costs and expenses shall include a reasonable allocation of compensation and overhead attributable to time of employees of Financial Security spent in connection with the actions described in the foregoing clauses (ii) and (v).

     Section 3.04. Certain Obligations Not Recourse to Emergent; Recourse to Trust Property. (a) Notwithstanding any provision of Section 3.03 to the contrary, the payment obligations provided in Section 3.03(a), (c) and (d)(v) (to the extent of advances to the Trust in respect of distributions on the Securities), in each case, to the extent that such payment obligations do not arise from any failure or default in the performance by any Emergent Company of any of its obligations under the Transaction Documents, and any interest on the foregoing in accordance with Section 3.03(b), shall not be recourse to any Emergent Company, but shall be payable in the manner and in accordance with priorities provided in the Pooling and Servicing Agreement.

     (b) Financial Security covenants and agrees that it shall not be entitled to any payment from the Trust Property with respect to amounts owed under this Agreement other than as set forth in Section 5.5 of the Pooling and Servicing Agreement.

     Section 3.05. Indemnification.

     (a) Indemnification by the Emergent Companies. In addition to any and all rights of reimbursement, indemnification, subrogation and any other rights pursuant hereto or under law or in equity, the Emergent Companies, jointly and severally, agree to pay, and to protect, indemnify and save harmless, Financial Security and its officers, directors, shareholders, employees, agents and each Person, if any, who controls Financial Security within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including, without limitation, reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or relating to the transactions contemplated by the Transaction Documents by reason of:

          (i) any statement, omission or action (other than of or by Financial Security) in connection with the offering, issuance, sale or delivery of the Securities;

          (ii) the negligence, bad faith, willful misconduct, misfeasance, malfeasance or theft committed by any director, officer, employee or agent of any Emergent Company;

          (iii) the breach by any Emergent Company of any representation, warranty or covenant under any of the Transaction Documents or the occurrence, in respect of any Emergent Company under any of the Transaction Documents of any "event of default" or any event which, with the giving of notice or the lapse of time or both, would constitute any "event of default";

          (iv) the violation by any Emergent Company of any federal, state or foreign law, rule or regulation, or any judgment, order or decree applicable to it; or

          (v) any untrue statement or alleged untrue statement of a material fact contained in any Offering Document or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such claims arise out of or are based upon any untrue statement or omission in the Financial Security Information included in an Offering Document.

     (b) Indemnification by the Depositor. In addition to any and all rights of reimbursement, indemnification, subrogation and any other rights pursuant hereto or under law or in equity, the Depositor agrees to pay, and to protect, indemnify and save harmless, Financial Security and its, officers, directors, shareholders, employees, agents and each Person, if any, who controls Financial Security within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act from and against any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including, without limitation, fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or relating to the transactions contemplated by the Transaction Documents by reason of:

          (i) the gross negligence, bad faith, willful misconduct, misfeasance, malfeasance or theft committed by any director, officer, employee or agent of the Depositor;

          (ii) the breach by the Depositor of any representation, warranty or covenant under any of the Transaction Documents or the occurrence, in respect of the Depositor under any of the Transaction Documents of any "event of default" or any event which, with the giving of notice or the lapse of time or both, would constitute any "event of default"; or

          (iii) any untrue statement or alleged untrue statement of a material fact contained in any Offering Document or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such claims arise out of or are based upon any untrue statement or omission in information included in an Offering Document and (a) is furnished by Financial Security in writing expressly for use therein (all such information so furnished being referred to therein as "Financial Security Information"), it being understood that, in respect of the initial Offering Document, the Financial Security Information is limited to the information included under the caption "The Certificate Insurer" and the financial statements of Financial Security incorporated therein by reference or (b) is furnished by the Emergent Companies in writing expressly for use therein (all such information so furnished being referred to herein as "Emergent Information"), it being understood that, in respect of the initial Offering Document, the Emergent Information is limited to the information included under the captions "The Servicer and The Originators" and "The Receivables."

     (c) Conduct of Actions or Proceedings. If any action or proceeding (including any governmental investigation) shall be brought or asserted against Financial Security, any officer, director, shareholder, employee or agent of Financial Security or any Person controlling Financial Security (individually, an "Indemnified Party" and, collectively, the "Indemnified Parties") in respect of which indemnity may be sought from the Emergent Companies (the "Indemnifying Party") hereunder, Financial Security shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel satisfactory to Financial Security and the payment of all expenses. An Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof at the expense of the Indemnified Party; provided, however, that the fees and expenses of such separate counsel shall be at the expense of the Indemnifying Party if (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) the
Indemnifying Party shall have failed to assume the defense of such action or proceeding and employ counsel satisfactory to Financial Security in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by counsel that (A) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party and
(B) the representation of the Indemnifying Party and the Indemnified Party by the same counsel would be inappropriate or contrary to prudent practice (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Indemnified Parties, which firm shall be designated in writing by Financial Security). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent to the extent that any such settlement shall be prejudicial to the Indemnifying Party but, if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding with respect to which the Indemnifying Party shall have received notice in accordance with this subsection
(c), the Indemnifying Party agrees to indemnify and hold the Indemnified Parties harmless from and against any loss or liability by reason of such settlement or judgment.

     (d) Contribution. To provide for just and equitable contribution if the indemnification provided by the Indemnifying Party is determined to be unavailable for any Indemnified Party (other than due to application of this Section), the Indemnifying Party shall contribute to the losses incurred by the Indemnified Party on the basis of the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand.

     Section 3.06. Subrogation. Subject only to the priority of payment provisions of the Pooling and Servicing Agreement, each Emergent Company acknowledges that, to the extent of any payment made by Financial Security pursuant to the Policy, Financial Security is to be fully subrogated to the extent of such payment and any additional interest due on any late payment, to the rights of the Certificateholders to any moneys paid or payable in respect of the Securities under the Transaction Documents or otherwise. Each Emergent
Company agrees to such subrogation and, further, agrees to execute such instruments and to take such actions as, in the sole judgment of Financial Security, are necessary to evidence such subrogation and to perfect the rights of Financial Security to receive any moneys paid or payable in respect of the Securities under the Transaction Documents or otherwise.


                                   ARTICLE IV

                               FURTHER AGREEMENTS

     Section 4.01. Effective Date; Term of Agreement. This Agreement shall take effect on the Date of Issuance and shall remain in effect until the later of (a) such time as Financial Security is no longer subject to a claim under the Policy and the Policy shall have been surrendered to Financial Security for cancellation and (b) all amounts payable to Financial Security and the Certificateholders under the Transaction Documents and under the Securities have been paid in full; provided, however, that the provisions of Sections 3.02, 3.03, 3.04 and 3.05 hereof shall survive any termination of this Agreement.

     Section  4.02.  Obligation  Absolute.  (a) The payment  obligations  of the
Depositor and the Emergent Companies hereunder shall be absolute and unconditional, and shall be paid strictly in accordance with this Agreement under all circumstances irrespective of the following:

          (i) any lack of validity or enforceability of, or any amendment or other modifications of, or waiver with respect to, any of the Transaction Documents, the Securities or the Policy;

          (ii) any exchange or release of any other obligations hereunder;

          (iii)  the  existence  of  any  claim,  setoff,  defense,   reduction,
     abatement or other right which the Depositor or any Emergent Company may have at any time against Financial Security or any other Person;

          (iv) any document presented in connection with the Policy proving to be forged, fraudulent, invalid or insufficient in any respect, including any failure to strictly comply with the terms of the Policy, or any statement therein being untrue or inaccurate in any respect;

          (v) any payment by Financial Security under the Policy against presentation of a certificate or other document which does not strictly comply with the terms of the Policy;

          (vi) any failure of the Seller to receive the proceeds from the sale of the Receivables or any failure of the Depositor to receive the proceeds from the sale of the Securities;

          (vii) any breach by the Depositor or any Emergent Company of any representation, warranty or covenant contained in any of the Transaction Documents; or

          (viii) any other circumstances, other than payment in full, which might otherwise constitute a defense available to, or discharge of, the Depositor or any Emergent Company in respect of any Transaction Document.

     (b) The Depositor, each Emergent Company and any and all others who are now or may become liable for all or part of the obligations of the Depositor or any Emergent Company under this Agreement agree to be bound by this Agreement and
(i) to the extent permitted by law, waive and renounce any and all redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness, if any, and obligations evidenced by any Transaction Document or by any extension or renewal thereof; (ii) waive presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor and notice of protest; (iii) waive all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default or enforcement of any payment hereunder except as required by the Transaction Documents; (iv) waive all rights of abatement, diminution, postponement or deduction, or to any defense other than payment, or to any right of setoff or recoupment arising out of any breach under any of the Transaction Documents, by any party thereto or any beneficiary thereof, or out of any obligation at any time owing to the Depositor or any Emergent Company; (v) agree that any consent, waiver or forbearance hereunder with respect to an event shall operate only for such event and not for any subsequent event; (vi) consent to any and all extensions of time that may be granted by Financial Security with respect to any payment hereunder or other provisions hereof and to the release of any security at any time given for any payment hereunder, or any part thereof, with or without substitution, and to the release of any Person or entity liable for any such payment; and (vii) consent to the addition of any and all other makers, endorsers, guarantors and other obligors for any payment hereunder, and to the acceptance of any and all other security for any payment hereunder, and agree that the addition of any such obligors or security shall not affect the liability of the parties hereto for any payment hereunder.

     (c) Nothing herein shall be construed as prohibiting the Depositor or any Emergent Company from pursuing any rights or remedies it may have against any Person other than Financial Security in a separate legal proceeding.

     Section 4.03. Assignments; Reinsurance; Third-Party Rights. (a) This Agreement shall be a continuing obligation of the parties hereto and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither the Depositor nor the Emergent Companies may assign their rights under this Agreement, or delegate any of its duties hereunder, without the prior written consent of Financial Security, unless otherwise permitted by Section 9.2 of the Pooling and Servicing Agreement. Any assignment made in violation of this Agreement shall be null and void.

     (b) Financial Security shall have the right to give participations in its rights under this Agreement and to enter into contracts of reinsurance with respect to the Policy upon such terms and conditions as Financial Security may in its discretion determine; provided, however, that no such participation or reinsurance agreement or arrangement shall relieve Financial Security of any of its obligations hereunder or under the Policy.

     (c) In addition, Financial Security shall be entitled to assign or pledge to any bank or other lender providing liquidity or credit with respect to the Transaction or the obligations of Financial Security in connection therewith any rights of Financial Security under the Transaction Documents or with respect to any real or personal property or other interests pledged to Financial Security, or in which Financial Security has a security interest, in connection with the Transaction.

     (d) Except as provided herein with respect to participants and reinsurers, nothing in this Agreement shall confer any right, remedy or claim, express or implied, upon any Person, including, particularly, any Certificateholder, other than Financial Security, against the Depositor or the Emergent Companies, and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns. Neither the Trustee nor any Certificateholder shall have any right to payment from any premiums paid or payable hereunder or from any other amounts paid by the Depositor or Emergent Parent pursuant to
Section 3.02, 3.03, 3.04 or 3.05 hereof.

     Section 4.04. Liability of Financial Security. Neither Financial Security nor any of its officers, directors or employees shall be liable or responsible for: (a) the use which may be made of the Policy by the Trustee or for any acts or omissions of the Trustee in connection therewith or (b) the validity, sufficiency, accuracy or genuineness of documents delivered to Financial Security (or its Fiscal Agent) in connection with any claim under the Policy, or of any signatures thereon, even if such documents or signatures should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged (unless Financial Security had actual knowledge thereof). In furtherance and not in limitation of the foregoing, Financial Security (or its Fiscal Agent) may accept documents that appear on their face to be in order, without responsibility for further investigation.


                                    ARTICLE V

                           EVENTS OF DEFAULT; REMEDIES

     Section 5.01. Events of Default. The occurrence of any of the following events shall constitute an Event of Default hereunder:

          (a) any demand for payment shall be made under the Policy;

          (b) any representation or warranty made by the Seller (other than a representation or warranty made by the Seller in Section 3.02 of the Unaffiliated Seller's Agreement so long as the Seller has met its repurchase obligations under Section 3.6 of the Pooling and Servicing

     Agreement), or any Emergent Company under any of the Transaction Documents, or in any certificate or report furnished under any of the Transaction Documents, shall prove to be untrue or incorrect in any material respect; provided, however, that if such Emergent Company effectively cures any such defect in any representation or warranty under any Transaction Document, or certificate or report furnished under any Transaction Document, within 30 days (or, if longer, within the time period specified in the relevant Transaction Document as the cure period therefor), such defect shall not in and of itself constitute an Event of Default hereunder;

          (c) (i) the Emergent Companies shall fail to pay when due any amount payable by the Emergent Companies under any of the Transaction Documents unless such amounts are paid in full within any applicable cure period explicitly provided for under the relevant Transaction Document; (ii) any Emergent Company shall have asserted that any of the Transaction Documents to which it is a party is not valid and binding on the parties thereto;
     (iii) so long as the Servicer is an affiliate of the Emergent Companies, the Servicer shall have failed to deliver the Servicer's Certificate by the date required to be delivered; or (iv) any court, governmental authority or agency having jurisdiction over any of the parties to any of the Transaction Documents or any property thereof shall find or rule that any material provision of any of the Transaction Documents is not valid and binding on the parties thereto;

          (d) the Depositor or any Emergent Company shall fail to perform or observe any other covenant or agreement contained in any of the Transaction Documents (except for the obligations described under clause (c) above) and such failure shall continue for a period of 30 days; provided, however, that, if such failure shall be of a nature that it cannot be cured within 30 days, such failure shall not constitute an Event of Default hereunder if within such 30-day period the Depositor or the related Emergent Company, as the case may be, shall have given notice to Financial Security of corrective action it proposes to take, which corrective action is agreed in writing by Financial Security to be satisfactory and the related Emergent Company shall thereafter pursue such corrective action diligently until such default is cured;

          (e) the Depositor or any Emergent Company shall fail to pay its debts generally as they come due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors, or shall institute any proceeding seeking to adjudicate it insolvent or seeking a liquidation, or shall take advantage of any insolvency act, or shall commence a case or other proceeding naming it as debtor under the United States Bankruptcy Code or similar law, domestic or foreign, or a case or other proceeding shall be commenced against the Depositor or any Emergent Company under the United States Bankruptcy Code or similar law, domestic or foreign, or any proceeding shall be instituted against the Depositor or any Emergent Company seeking liquidation of its assets and such Person shall fail to take appropriate action resulting in the withdrawal or dismissal of such proceeding within 30 days or there shall be appointed, or the Depositor or any Emergent Company shall consent to, or acquiesce in, the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of such Person or the whole or any substantial part of its properties or assets or such Person shall take any corporate action in furtherance of any of the foregoing;

          (f) the Average Delinquency Ratio with respect to any Determination Date shall have been equal to or greater than 22%;

          (g) the Average Default Rate with respect to any Determination Date shall have been equal to or greater than 42%;

          (h) the Average Net Loss Rate with respect to any Determination Date shall have been equal to or greater than 14%;

          (i) the occurrence of a Servicer Termination Event under the Pooling and Servicing Agreement; and

          (j) the occurrence of an "Event of Default" under and as defined in any Insurance and Indemnity Agreement among Financial Security, the Depositor or any Emergent Company or any Affiliate of Emergent, which "Event of Default" is not defined as a "Portfolio Performance Event of Default" in such Insurance and Indemnity Agreement;

     Section 5.02. Remedies; Waivers. (a) Upon the occurrence of an Event of Default, Financial Security may exercise any one or more of the rights and remedies set forth below:

          (i) declare the Premium Supplement to be immediately due and payable, and the same shall thereupon be immediately due and payable, whether or not Financial Security shall have declared an "Event of Default" or shall have exercised, or be entitled to exercise, any other rights or remedies hereunder;

          (ii) exercise any rights and remedies available under the Transaction Documents in its own capacity or in its capacity as the Person entitled to exercise the rights of the Certificateholders in respect of the Securities; or

          (iii) take whatever action at law or in equity may appear necessary or desirable in its judgment to enforce performance of any obligation of the Depositor or the Emergent Companies under the Transaction Documents.

     (b) Unless otherwise expressly provided, no remedy herein conferred upon or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under the Transaction Documents or existing at law or in equity. No delay or failure to exercise any right or power accruing under any Transaction Document upon the occurrence of any Event of Default or otherwise shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle Financial Security to exercise any remedy reserved to Financial Security in this Article, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Article.

     (c) If any proceeding has been commenced to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to Financial Security, then and in every such case the parties hereto shall, subject to any determination in such proceeding, be restored to their respective former positions hereunder, and, thereafter, all rights and remedies of Financial Security shall continue as though no such proceeding had been instituted.

     (d) Financial Security shall have the right, to be exercised in its complete discretion, to waive any covenant, Default or Event of Default by a writing setting forth the terms, conditions and extent of such waiver signed by Financial Security and delivered to the Depositor or Emergent. Any such waiver may only be effected in writing duly executed by Financial Security, and no other course of conduct shall constitute a waiver of any provision hereof. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence so waived and not to any other similar event or occurrence.


                                   ARTICLE VI

                                  MISCELLANEOUS

     Section 6.01. Amendments, etc. This Agreement may be amended, modified or terminated only by written instrument or written instruments signed by the parties hereto. No act or course of dealing shall be deemed to constitute an amendment, modification or termination hereof.

     Section 6.02. Notices. All demands, notices and other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to the recipient as follows:

     (a)  To Financial Security:

          Financial Security Assurance Inc.
          350 Park Avenue
          New York, NY 10022
          Attention:  Surveillance Department
          Re:  Emergent Auto Receivables Trust, 6.55% Auto
          Receivables Backed Certificates, Series 1996-A
          Confirmation:   (212) 826-0100
          Facsimile Nos.: (212) 339-3518
                          (212) 339-3529

          (in each case in which notice or other communication to Financial Security refers to an Event of Default, a claim on the Policy or with respect to which failure on the part of Financial Security to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the General Counsel and the Head Financial Guaranty Group and shall be marked to indicate "URGENT MATERIAL ENCLOSED.")

     (b)  To the Seller:

          Emergent Auto Holdings Corp.
          44 E. Camperdown Way
          Greenville, South Carolina 29601
          Attn:  William Crawford

     (c)  To the Emergent Companies:

          Emergent Group, Inc.
          15 South Main Street, Suite 750
          Greenville, South Carolina 29601

     (d)  To the Depositor:

          Prudential Securities Secured Funding Corporation
          One New York Plaza
          New York, New York  10292
          Attn: General Counsel

     A party may specify an additional or different address or addresses by writing mailed or delivered to the other party as aforesaid. All such notices and other communications shall be effective upon receipt.

     Section 6.03. Payment Procedure. In the event of any payment by Financial Security for which it is entitled to be reimbursed or indemnified as provided above, each of the Depositor and the Emergent Companies agrees to accept the voucher or other evidence of payment as prima facie evidence of the propriety thereof and the liability therefor to Financial Security. All payments to be made to Financial Security under this Agreement shall be made to Financial Security in lawful currency of the United States of America in immediately available funds to the account number provided in the Premium Letter before 1:00 p.m. (New York, New York time) on the date when due or as Financial Security shall otherwise direct by written notice to the Depositor or Emergent. In the event that the date of any payment to Financial Security or the expiration of any time period hereunder occurs on a day which is not a Business Day, then such payment or expiration of time period shall be made or occur on the next succeeding Business Day with the same force and effect as if such payment was made or time period expired on the scheduled date of payment or expiration date. Payments to be made to Financial Security under this Agreement shall bear interest at the Late Payment Rate from the date due to the date paid.

     Section 6.04. Severability. In the event that any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by any party hereto is unavailable or unenforceable shall not affect in any way the ability of such party to pursue any other remedy available to it.

     Section 6.05. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     Section 6.06. Consent to Jurisdiction. (a) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY COURT IN THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND TO OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED EXECUTION COPY THEREUNDER OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD OR DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO MERELY WAIVE AND AGREE NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THE TRANSACTION DOCUMENTS OR THE SUBJECT MATTER THEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS.

     (b) To the extent permitted by applicable law, the parties hereto shall not seek and hereby waive the right to any review of the judgment of any such court by any court of any other nation or jurisdiction which may be called upon to grant an enforcement of such judgment.

     (c) Each of the Depositor and the Emergent Company hereby irrevocably appoints and designates Prentice-Hall Corporation System, Inc., whose address is 15 Columbus Circle, New York, New York 10023, as its true and lawful attorney and duly authorized agent for acceptance of service of legal process. Each of the Depositor and the Emergent Company agrees that service of such process upon such Person shall constitute personal service of such process upon it.

         (d) Nothing contained in the Agreement shall limit or affect Financial Security's right to serve process in any other manner permitted by law or to start legal proceedings relating to any of the Transaction Documents against the Depositor or any Emergent Company or its respective property in the courts of any jurisdiction.

     Section 6.07. Consent of Financial Security. In the event that Financial Security's consent is required under any of the Transaction Documents, the determination whether to grant or withhold such consent shall be made by Financial Security in its sole discretion without any implied duty towards any other Person, except as otherwise expressly provided therein.

     Section 6.08. Counterparts. This Insurance Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

     Section 6.09. Trial by Jury Waived. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREUNDER. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND
(B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THE TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THIS WAIVER.

     Section 6.10. Limited Liability. No recourse under any Transaction Document shall be had against, and no personal liability shall attach to, any officer, employee, director, affiliate or shareholder of any party hereto, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise in respect of any of the Transaction
Documents, the Securities or the Policy, it being expressly agreed and understood that each Transaction Document is solely a corporate obligation of each party hereto, and that any and all personal liability, either at common law or in equity, or by statute or constitution, of every such officer, employee, director, affiliate or shareholder for breaches by any party hereto of any obligations under any Transaction Document is hereby expressly waived as a condition of and in consideration for the execution and delivery of this Agreement.

     Section 6.11. Entire Agreement. This Agreement, the Premium Letter and the Policy set forth the entire agreement between the parties with respect to the subject matter thereof, and this Agreement supersedes and replaces any agreement or understanding that may have existed between the parties prior to the date hereof in respect of such subject matter.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, all as of the day and year first above written.


                                       FINANCIAL SECURITY ASSURANCE INC.



                                       By:  /s/ Russell Brewer
                                          ------------------------------
                                            Name:   Russell Brewer
                                            Title:  Managing Director


                                       PRUDENTIAL SECURITIES SECURED FINANCING
                                         CORPORATION



                                       By:  /s/ Glen Stein
                                          ------------------------------
                                           Name:   Glen Stein
                                           Title:  Vice President


                                       EMERGENT GROUP, INC.


                                       By:  /s/ Kevin Mast
                                          ------------------------------
                                          Name:  Kevin J. Mast
                                          Title: Treasurer



                                       EMERGENT AUTO HOLDINGS CORP.


                                       By:  /s/ Kevin Mast
                                          ------------------------------
                                            Name:  Kevin Mast
                                            Title: Vice President/Treasurer



                                       PREMIER FINANCIAL SERVICES, INC.



                                       By:  /s/ Kevin Mast
                                          ------------------------------
                                            Name:  Kevin J. Mast
                                            Title: CFO/Treasurer

                                        THE LOAN PRO$, INC.



                                        By:  /s/ Kevin Mast
                                          ------------------------------
                                            Name:  Kevin J. Mast
                                            Title: CFO/Treasurer

                                   APPENDIX I

                                   DEFINITIONS

     "Accumulated Funding Deficiency" shall have the meaning provided in Section 412 of the Code and Section 302 of ERISA, whether or not waived.

     "Business Day" means any day other than a Saturday, Sunday, legal holiday or other day on which commercial banking institutions in New York, South Carolina or any other location of any successor Servicer, successor Trustee or successor Spread Account Trustee are authorized or obligated by law, executive order or executive decree to be closed.

     "Certificateholders" means registered holders of the Securities.

     "Code" means the Internal Revenue Code of 1986, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "Commission" means the Securities and Exchange Commission.

     "Commonly Controlled Entity" means each Emergent Company and each entity, whether or not incorporated, which is affiliated with any Emergent Company pursuant to Section 414(b), (c), (m) or (o) of the Code.

     "Date of Issuance" means the date on which the Policy is issued as specified therein.

     "Default" means any event which results, or which with the giving of notice or the lapse of time or both would result, in an Event of Default

     "ERISA" means the Employee Retirement Income Security Act of 1974, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "Event of Default" means any event of default specified in Section 5.01 of this Insurance Agreement.

     "Expiration Date" means the final date of the Term of the Policy, as specified in the Policy.

     "Financial Security" means Financial Security Assurance Inc., a New York stock insurance company, its successors and assigns.

     "Financial Statements" means with respect to each Emergent Company, the balance sheets as of December 31 and the statements of income, retained earnings and cash flows for the 12-month period then ended and the notes thereto.

     "Fiscal Agent" means the Fiscal Agent, if any, designated pursuant to the terms of the Policy.

     "Indemnification Agreement" means the Indemnification Agreement dated as of March 1, 1996 among Financial Security, the Depositor, the Emergent Companies and the Underwriter, as the same may be amended from time to time.

     "Inducement Letter" means that letter dated March 27, 1996 from Emergent Parent to Financial Security.

     "Insurance Agreement" means this Insurance and Indemnity Agreement, as the same may be amended from time to time.

     "Investment Company Act" means the Investment Company Act of 1940, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "IRS" means the Internal Revenue Service.

     "Late Payment Rate" means the lesser of (a) the greater of (i) the per annum rate of interest, publicly announced from time to time by Bankers Trust Company at its principal office in the City of New York, as its prime or base lending rate (any change in such rate of interest to be effective on the date such change is announced by Bankers Trust Company) plus 3%, and (ii) the then applicable highest rate of interest on the Securities and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over the actual number of days in the current calendar year.

     "Lien"  means  a  security  interest,   lien,  charge,  pledge,  equity  or
encumbrance of any kind, other than tax liens, mechanics' liens, and any liens that may attach to a Financed Vehicle by operation of law.

     "Material Adverse Change" means, (a) in respect of any Person, a material adverse change in (i) the business, financial condition, results of operations or properties of such Person and any of its Subsidiaries, taken as a whole, or
(ii) the ability of such Person to perform its obligations under any of the Transaction Documents to which it is a party and (b) in respect of the Receivables, a material adverse change in (i) the value or marketability of the Receivables, taken as a whole, or (ii) the probability that amounts now or hereafter due in respect of a material portion of the Receivables will be collected on a timely basis.

     "Moody's" means Moody's Investors Service, Inc., a Delaware corporation, and any successor thereto, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized rating agency designated by Financial Security.

     "Multiemployer Plan" means a multiemployer plan (within the meaning of Section 4001(a)(3) of ERISA) in respect of which a Commonly Controlled Entity makes contributions or has liability.

     "Notice of Claim" means a Notice of Claim and Certificate in the form attached as Exhibit A to Endorsement No. 1 to the Policy.

     "Offering Document" means the Prospectus dated December 2, 1994 of the Depositor in respect of the Securities and any amendment or supplement thereto and any other offering document in respect of the Securities that makes reference to the Policy.

     "Other Trust Property" means the Trust Property exclusive of the Policy.

     "PBGC" means the Pension Benefit Guaranty Corporation or any successor agency, corporation or instrumentality of the United States to which the duties and powers of the Pension Benefit Guaranty Corporation are transferred.

     "Performance Tests" means the Trigger Events, as such term is defined in the Spread Account Agreement.

     "Person" means an individual, joint stock company, trust, unincorporated association joint venture, corporation, business or owner trust, partnership or other organization or entity (whether governmental or private).

     "Plan" means any pension plan (other than a Multiemployer Plan) covered by Title IV of ERISA, which is maintained by a Commonly Controlled Entity or in respect of which a Commonly Controlled Entity has liability.

     "Policy"  means the  financial  guaranty  insurance  policy,  including any
endorsements  thereto,   issued  by  Financial  Security  with  respect  to  the
Securities, substantially in the form attached as Annex I to this Agreement.

     "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement dated as of March 1, 1996 among the Depositor, as depositor, Emergent Parent, as servicer, and the Trustee on behalf of the Certificateholders, pursuant to which the Securities are to be issued and the Receivables are to be serviced and administered, as the same may be amended from time to time.

     "Portfolio Performance Event of Default" means an Event of Default specified in clauses (f), (g) and (h) of Section 5.01 hereof;

     "Premium" means the premium payable in accordance with Section 3.02 of the Insurance Agreement and the Premium Supplement, if any.

     "Premium Letter" means the side letter between Financial Security, the Emergent Companies and the Trustee dated March 27, 1996 in respect of the premium payable by the Seller in consideration of the issuance of the Policy.

     "Premium Supplement" means a non-refundable premium, in addition to the premium payable in accordance with Section 3.02 of the Insurance Agreement, payable to Financial Security in monthly installments commencing on the Premium Supplement Commencement Date and on each monthly anniversary thereof in accordance with the terms set forth in the Premium Letter.

     "Prospectus" means the form of Prospectus, as supplemented, relating to the Securities, as first filed with the Commission pursuant to Rule 424 under the Securities Act.

     "Provided Documents" means the Transaction Documents and any documents, agreements, instruments, schedules, certificates, statements, cash flow schedules, number runs or other writings or data furnished to Financial Security by or on behalf of any Emergent Company with respect to itself, its Affiliates or the Transaction.

     "the Depositor" means Prudential Securities Secured Financing Corporation, a Delaware corporation.

     "Purchase Agreement" means the Purchase Agreement and Assignment dated as of March 1, 1996 by and between the Seller, Premier, Loan Pro$ and Emergent Group, Inc.

     "Receivable"  has  the  meaning  provided  in  the  Pooling  and  Servicing
Agreement.

     "Registration Statement" means the registration statement on Form S-3 (No. 33-84918), including a form of prospectus, relating to the Securities, as amended to the date hereof.

     "Reportable Event" means any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder.

     "Restrictions on Transferability" means, as applied to the property or assets (or the income or profits therefrom) of any Person, in each case whether the same is consensual or nonconsensual or arises by contract, operation of law, legal process or otherwise, any material condition to, or restriction on, the ability of such Person or any transferee therefrom to sell, assign, transfer or otherwise liquidate such property or assets in a commercially reasonable time and manner or which would otherwise materially deprive such Person or any transferee therefrom of the benefits of ownership of such property or assets.

     "Securities" means the $14,496,000 of Emergent Auto Receivables Trust 1996-A, 6.55% Auto Receivables Backed Certificates, Class A, issued pursuant to the Pooling and Servicing Agreement.

     "Securities Act" means the Securities Act of 1933, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "Series 1996-A" means the Series of Class A Certificates issued on the date hereof pursuant to the Pooling and Servicing Agreement.

     "Series of Certificates" or "Series" means Series 1996-A or any, or as the context may require, all, additional series of certificates issued as described in paragraph 4 of the Introductory Statements hereto.

     "Servicer Termination Side Letter" means the letter from Financial Security to the Servicer, Trustee and Emergent Parent dated as of March 27, 1996, with regard to the renewal term of the Servicer.

     "S&P" means Standard & Poor's Ratings Group, division of McGraw Hill, Inc., and any successor thereto, and, if such entity shall for any reason no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized rating agency designated by Financial Security.

     "Special Event" means the occurrence of any one of the following: (a) an Event of Default under the Insurance Agreement has occurred and is continuing,
(b) a Performance Test is not being complied with, (c) any legal proceeding or binding arbitration is instituted with respect to the Transaction or (d) any governmental or administrative investigation, action or proceeding is instituted that would, if adversely decided, result in a Material Adverse Change in respect of any Emergent Company or the Receivables.

     "Spread Account Agreement" means the Master Spread Account Agreement, dated as of March 1, 1996 among the Seller, the Spread Account Trustee named therein and Financial Security, as the same may be amended, supplemented or otherwise modified in accordance with the terms thereof.

     "Stock Pledge Agreement" means the Stock Pledge Agreement, dated as of March 1, 1996 among Financial Security, the Emergent Companies and the Spread Account Trustee named therein, as the same may be amended from time to time.

     "Subsidiary" means, with respect to any Person, any corporation of which a majority of the outstanding shares of capital stock having ordinary voting power for the election of directors is at the time owned by such Person directly or through one or more Subsidiaries.

     "Term of the Agreement" shall be determined as provided in Section 4.01 of this Insurance Agreement.

     "Term of the Policy" has the meaning provided in the Policy.

     "Transaction" means the transactions contemplated by the Transaction Documents, including the transactions described in the Offering Document.

     "Transaction Documents" means the Insurance Agreement, the Indemnification Agreement, the Pooling and Servicing Agreement, the Premium Letter, the
Inducement Letter, the Stock Pledge Agreement, the Purchase Agreement, the Unaffiliated Seller's Agreement, the Servicer Termination Side Letter, the Underwriting Agreement and the Spread Account Agreement.

     "Trust" means the trust created under the Pooling and Servicing Agreement.

     "Trust  Accounts"  means  the  Collection   Account,   Emergent  Collection
Accounts, Local Collection Accounts and Policy Payments Account.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "Trustee" means Bankers Trust Company, a New York banking corporation, as trustee under the Pooling and Servicing Agreement, and any successor thereto as trustee under the Pooling and Servicing Agreement.

     "Underfunded Plan" means any Plan that has an Underfunding.

     "Underfunding" means, with respect to any Plan, the excess, if any, of (a) the present value of all benefits under the Plan (based on the assumptions used to fund the Plan pursuant to Section 412 of the Code) as of the most recent valuation date over (b) the fair market value of the assets of such Plan as of such valuation date.

     "Unaffiliated Seller's Agreement" means the Unaffiliated Seller's Agreement dated as of March 1, 1996 between the Depositor, the Seller and Emergent Group, Inc. relating to the sale of the Receivables to the Depositor.

     "Underwriter" means Prudential Securities Incorporated.

     "Underwriting Agreement" means the Underwriting Agreement between the Underwriter and the Depositor with respect to the offer and sale of the Securities, as the same may be amended from time to time.

                                   APPENDIX A

                               OPINIONS OF COUNSEL

     There shall be delivered to Financial Security, Moody's and S&P opinions of counsel satisfactory to Financial Security and its counsel, including, without limitation, opinions as follows:

          (i) opinions to the effect that the Securities have been duly issued, and the Transaction Documents have been duly executed and delivered, and each constitutes a legal, valid and binding obligation, enforceable in accordance with its respective terms;

          (ii) opinions as to compliance with applicable securities laws, including, but not limited to, opinions to the effect that:

               (A) to the best of counsel's knowledge, no filing or registration with or notice to or consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation of the Transaction, except such as may be required and have been obtained under the Securities Act and state securities or "blue sky" laws;

               (B) neither the Trust nor the Trust estate is required to be registered under the Investment Company Act; and

               (C) the Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act;

          (iii) an opinion to the effect that (A) the Trustee is the owner of the Receivables, holding good and marketable title thereto; (B) the Receivables would not be included as part of the estate of the Depositor or the Seller in the event of any receivership or insolvency proceedings in respect thereof; and (C) the transfer of the Receivables would be characterized by a court of competent jurisdiction as a sale of such Receivables and not as a borrowing by the Depositor or the Seller or a relationship of joint ownership, partnership, joint venture or similar arrangement;

          (iv) an opinion to the effect that the transfer of the Receivables to the Trust does not constitute either a fraudulent conveyance or a preferential transfer by the Depositor or the Seller;

          (v) the Spread Account Trustee under the Spread Account Agreement has a valid, perfected first perfected security interest in the collateral held thereunder for the benefit of secured parties thereunder;

          (vi) a title opinion with respect to the Financed Vehicles from South Carolina;

          (vii) opinions with respect to United States Federal and New York State tax law; and

          (viii) opinion relating to compliance with Truth in Lending Act.

                                     ANNEX I
                                       TO
                        INSURANCE AND INDEMNITY AGREEMENT

                   FORM OF FINANCIAL GUARANTY INSURANCE POLICY


                       [See Certificate Insurance Policy]

                                   APPENDIX II
                      TO INSURANCE AND INDEMNITY AGREEMENT

                 CONDITIONS PRECEDENT TO ISSUANCE OF THE POLICY

     (a) Payment of Initial Premium and Expenses; Premium Letter. Financial Security shall have been paid, by or on behalf of Emergent Parent, a nonrefundable Premium and shall have been reimbursed, by or on behalf of the Emergent Companies, for other fees and expenses identified in Section 3.02 of the Agreement as payable at closing and Financial Security shall have received a fully executed copy of the Premium Letter.

     (b) Transaction Documents. Financial Security shall have received a copy of each of the Transaction Documents, in form and substance satisfactory to Financial Security, duly authorized, executed and delivered by each party thereto. Without limiting the foregoing, the provisions of the Pooling and Servicing Agreement relating to the payment to Financial Security of Premium due on the Policy and the reimbursement to Financial Security of amounts paid under the Policy shall be in form and substance acceptable to Financial Security in its sole discretion.

     (c) Certified Documents and Resolutions. Financial Security shall have received a copy of (i) the certificate of incorporation and bylaws of each Emergent Company and (ii) the resolutions of each Emergent Company's Board of Directors authorizing the issuance of the Securities and the execution, delivery and performance by the Emergent Companies of the Transaction Documents and the transactions contemplated thereby, certified by the Secretary or an Assistant Secretary of the related Emergent Company (which certificate shall state that such certificate of incorporation, bylaws and resolutions are in full force and effect without modification on the Date of Issuance).

     (d) Incumbency Certificate. Financial Security shall have received a certificate of the Secretary or an Assistant Secretary of each Emergent Company certifying the name and signatures of the officers of the related Emergent Company authorized to execute and deliver the Transaction Documents and that shareholder consent to the execution and delivery of such documents is not necessary.

     (e) Representations and Warranties; Certificate. The representations and warranties of each Emergent Company in the Insurance Agreement shall be true and correct as of the Date of Issuance with respect to such Person as if made on the Date of Issuance and Financial Security shall have received a certificate of appropriate officers of the related Emergent Company to that effect.

     (f) Opinions of Counsel. Financial Security shall have received opinions of counsel addressed to Financial Security,





                                      AII-1

Moody's and S&P in respect of the Emergent Companies, the other parties to the Transaction Documents and the Transaction in form and substance satisfactory to Financial Security, addressing such matters as Financial Security may reasonably request, including without limitation, the items set forth in Appendix A hereto, and the counsel providing each such opinion shall have been instructed by its client to deliver such opinion to the addressees thereof.

     (g) Approvals, Etc. Financial Security shall have received true and correct copies of all approvals, licenses and consents, if any, including, without limitation, the approval of the shareholders of the Seller, required in connection with the Transaction.

     (h) No Litigation, Etc. No suit, action or other proceeding, investigation, or injunction or final judgment relating thereto, shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with any of the Transaction Documents or the consummation of the Transaction.

     (i) Legality. No statute, rule, regulation or order shall have been enacted, entered or deemed applicable by any government or governmental or administrative agency or court which would make the transactions contemplated by any of the Transaction Documents illegal or otherwise prevent the consummation thereof.

     (j) Issuance of Ratings. Financial Security shall have received confirmation that the risk secured by the Policy constitutes an investment grade risk by S&P and an insurable risk by Moody's and that the Securities, when issued, will be rated "AAA" by S&P and "Aaa" by Moody's.

     (k) Maintenance of Receivable Files; Evidence of Perfection. Financial Security shall have received evidence satisfactory to it that: (i) the Receivable Files are being maintained by and held in the custody of the Trustee, pursuant to Section 3.3 of the Pooling and Servicing Agreement and (ii) all filings necessary to perfect the interest of the Trust in the Receivables have been made

     (l) No Default. No Default or Event of Default shall have occurred.

     (m) Additional Items. Financial Security shall have received such other documents, instruments, approvals or opinions requested by Financial Security as may be reasonably necessary to effect the Transaction, including but not limited to evidence satisfactory to Financial Security that all conditions precedent, if any, in the Transaction Documents have been satisfied.







                                      AII-2